J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust IV)

Supplement dated September 18, 2019 to the

Prospectuses dated July 1, 2019, as supplemented

Effective immediately, the disclosures in the last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” and the “More About the Fund – Main Investment Strategies” sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

In determining what investments to buy and sell for the Fund, the adviser uses a bottom-up, security selection process utilizing proprietary fundamental research to identify markets and securities for potential investment by the Fund. The adviser focuses on security selection, and risk adjusted relative value within issuers’ capital structures and across industries to create a portfolio that is diversified across a range of sectors and securities. Generally, the adviser will consider selling a security when, based on fundamental credit analysis and the considerations described above, the adviser believes that based on market conditions and its security selection process, the security’s expected risk-adjusted return is below that of other investment opportunities. As part of its credit analysis, the adviser generally also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE

SUP-HYO-ESG-919

J.P. MORGAN SMA FUNDS

JPMorgan Core Focus SMA Fund

(a series of JPMorgan Trust IV)

Supplement dated September 18, 2019 to the

Summary Prospectus and Prospectus dated July 1, 2019

Effective immediately, the disclosures in the last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” and in the second to last paragraph under the “More About the Fund – Additional Information about the Fund’s Investment Strategies” sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

The adviser manages the Fund as two separate sleeves with one sleeve consisting of credit securities such as corporate bonds and debt securities (credit sleeve) and the other sleeve consisting of structured instruments such as asset-backed securities, mortgage-related and mortgage-backed securities (structured sleeve). The adviser allocates the Fund’s assets between the sleeves based on its view of the relative value of investments and the investments held directly in the separately managed accounts. The adviser buys and sells securities and investments for each sleeve based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the adviser also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-CFSMA-ESG-919